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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

            OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: DECEMBER 11, 2002
              (DATE OF EARLIEST EVENT REPORTED: NOVEMBER 27, 2002)

                         COMMISSION FILE NUMBER 1-11680

                             ---------------------

                         EL PASO ENERGY PARTNERS, L.P.
             (Exact name of Registrant as Specified in its Charter)

                   DELAWARE                                      76-0396023
         (State or Other Jurisdiction                         (I.R.S. Employer
      of Incorporation or Organization)                     Identification No.)

               4 GREENWAY PLAZA                                    77046
                HOUSTON, TEXAS                                   (Zip Code)
   (Address of Principal Executive Offices)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (832) 676-2600

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On November 27, 2002, we acquired the San Juan assets described below from affiliates of El Paso Corporation, the indirect parent of our general partner, for $782 million, adjusted for capital expenditures and actual working capital acquired resulting in a net reduction to the purchase price of approximately $6 million. The acquired assets include a natural gas gathering system located in the San Juan Basin of New Mexico, including the remaining interest we did not already own in the Chaco cryogenic natural gas processing plant; natural gas liquids (NGL) transportation and fractionation assets located in Texas; and an oil and natural gas gathering system located in the deeper water regions of the Gulf of Mexico, referred to collectively as the San Juan assets. We financed the purchase of these assets with net proceeds from an offering of $200 million of 10 5/8% Senior Subordinated Notes due 2012, borrowings of $237.5 million under our senior secured acquisition term loan, the issuance of $350 million of our newly issued Series C units and currently available funds. Additionally, our general partner contributed $3.5 million to maintain their one percent ownership interest in us.

     We intend to continue to use the acquired San Juan assets in the same manner as they were used immediately prior to our acquisition. The Contribution, Purchase and Sale Agreement pursuant to which we acquired these assets is included as Exhibit 2.A to this Current Report on Form 8-K.

     In accordance with our procedures for evaluating and valuing material acquisitions with El Paso Corporation, our Special Conflicts Committee engaged independent financial advisors and obtained two separate fairness opinions related to the acquisition of the San Juan assets and the issuance of the Series C units. These opinions stated the transaction and the issuance were both fair to us and our unitholders.

     In connection with the acquisition of the San Juan assets and the financing discussed above, we entered into other material agreements, each of which is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Businesses Acquired.

     We filed the required financial statements of the assets acquired in our Current Reports on Forms 8-K dated August 12, 2002, and November 15, 2002.

     The audited combined financial statements of El Paso Field Services' San Juan Gathering and Processing Businesses, Typhoon Gas Pipeline, Typhoon Oil Pipeline, and Coastal Liquids Partners' NGL Business for the years ended December 31, 2001, 2000 and 1999 are included in our Current Report on Form 8-K dated August 12, 2002.

     The unaudited condensed combined financial statements of El Paso Field Services' San Juan Gathering and Processing Businesses, Typhoon Gas Pipeline, Typhoon Oil Pipeline, and Coastal Liquids Partners' NGL Business at September 30, 2002 and December 31, 2001 and for the nine months ended September 30, 2002 and 2001 are included in our Current Report on Form 8-K dated November 15, 2002.

        (b) Pro Forma Financial Information

            The required pro forma information will be filed by amendment no later than 60 days after the date that this Form 8-K must be filed.

                                        2
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     (c) Exhibits.

     Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk; all exhibits not so designated are incorporated herein by reference to a prior filing as indicated.

    EXHIBIT NO.                             DESCRIPTION
    -----------                             -----------
2.A*                Contribution, Purchase and Sale Agreement by and between El
                    Paso Corporation and El Paso Energy Partners, L.P. dated
                    November 21, 2002.
3.B                 Second Amended and Restated Agreement of Limited Partnership
                    effective as of August 31, 2000 (Exhibit 3.B to our Current
                    Report on Form 8-K dated March 6, 2001).
3.B.1*              First Amendment to the Second Amended and Restated Agreement
                    of Limited Partnership dated November 27, 2002.
4.G*                Registration Rights Agreement by and between El Paso
                    Corporation and El Paso Energy Partners, L.P. dated as of
                    November 27, 2002.
4.H*                A/B Exchange Registration Rights Agreement by and among El
                    Paso Energy Partners, L.P., El Paso Energy Partners Finance
                    Corporation, the Subsidiary Guarantors party thereto, J.P.
                    Morgan Securities Inc., Goldman, Sachs & Co., UBS Warburg
                    LLC and Wachovia Securities, Inc. dated as of November 27,
                    2002.
4.I*                Indenture dated as of November 27, 2002 by and among El Paso
                    Energy Partners, L.P., El Paso Energy Partners Finance
                    Corporation, the Subsidiary Guarantors named therein and
                    JPMorgan Chase Bank, as Trustee.
10.A*               Amended and Restated General and Administrative Services
                    Agreement by and between DeepTech International Inc., El
                    Paso Energy Partners Company and El Paso Field Services,
                    L.P. dated November 27, 2002.
10.R*               Purchase Agreement by and among El Paso Energy Partners,
                    L.P., El Paso Energy Partners Finance Corporation, the
                    Subsidiary Guarantors party thereto, J.P. Morgan Securities
                    Inc., Goldman, Sachs & Co., UBS Warburg LLC and Wachovia
                    Securities, Inc. dated November 22, 2002.

                                        3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          EL PASO ENERGY PARTNERS, L.P.
                                          By: El Paso Energy Partners Company,
                                            its General Partner

Date: December 11, 2002                   By:      /s/ D. MARK LELAND
                                            ------------------------------------
                                                       D. Mark Leland
                                            Senior Vice President and Controller
                                               (Principal Accounting Officer)

                                        4
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                                 EXHIBIT INDEX

     Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk; all exhibits not so designated are incorporated herein by reference to a prior filing as indicated.

    EXHIBIT NO.                             DESCRIPTION
    -----------                             -----------
2.A*                Contribution, Purchase and Sale Agreement by and between El
                    Paso Corporation and El Paso Energy Partners, L.P. dated
                    November 21, 2002.
3.B                 Second Amended and Restated Agreement of Limited Partnership
                    effective as of August 31, 2000 (Exhibit 3.B to our Current
                    Report on Form 8-K dated March 6, 2001).
3.B.1*              First Amendment to the Second Amended and Restated Agreement
                    of Limited Partnership dated November 27, 2002.
4.G*                Registration Rights Agreement by and between El Paso
                    Corporation and El Paso Energy Partners, L.P. dated as of
                    November 27, 2002.
4.H*                A/B Exchange Registration Rights Agreement by and among El
                    Paso Energy Partners, L.P., El Paso Energy Partners Finance
                    Corporation, the Subsidiary Guarantors party thereto, J.P.
                    Morgan Securities Inc., Goldman, Sachs & Co., UBS Warburg
                    LLC and Wachovia Securities, Inc. dated as of November 27,
                    2002.
4.I*                Indenture dated as of November 27, 2002 by and among El Paso
                    Energy Partners, L.P., El Paso Energy Partners Finance
                    Corporation, the Subsidiary Guarantors named therein and
                    JPMorgan Chase Bank, as Trustee.
10.A*               Amended and Restated General and Administrative Services
                    Agreement by and between DeepTech International Inc., El
                    Paso Energy Partners Company and El Paso Field Services,
                    L.P. dated November 27, 2002.
10.R*               Purchase Agreement by and among El Paso Energy Partners,
                    L.P., El Paso Energy Partners Finance Corporation, the
                    Subsidiary Guarantors party thereto, J.P. Morgan Securities
                    Inc., Goldman, Sachs & Co., UBS Warburg LLC and Wachovia
                    Securities, Inc. dated November 22, 2002.